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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



                          DATE OF REPORT - May 10, 2001
                        (Date of Earliest Event Reported)

                           COLUMBIA LABORATORIES, INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-10352


             Delaware                                      59-2758596
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     (State of Incorporation)                           (I.R.S. Employer
                                                       Identification No.)

100 North Village Avenue, Suite 32
    Rockville Centre, New York                                11570
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      (Address of principal                                 Zip Code
        executive offices)


       Registrant's telephone number, including area code: (516) 766-2847


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This Current Report on Form 8-K is filed by Columbia Laboratories, Inc., a
Delaware corporation (the "Company") in connection with the matters described herein.

NY2:\1044285\01\37965.0012

Item 5. Other Events.

              On May 10, 2001, the Company completed an offering of 304,348 shares of its common stock to Ridgeway Investment Limited at a price of $5.75 per share, calculated based on a small negotiated discount to the market price. A copy of the Stock Purchase Agreement with Ridgeway Investment Limited is attached hereto as Exhibit 1.1.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

                           1.1 Stock Purchase Agreement, dated as of May 10, 2001, between the Company and Ridgeway Investment Limited.









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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 14, 2001

                                   COLUMBIA LABORATORIES, INC.



                                   By: /s/ David L. Weinberg
                                      ------------------------------
                                      Name:  David L. Weinberg
                                      Title: Chief Financial Officer









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

                                  EXHIBIT INDEX



Exhibit No.                             Description
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1.1               Stock Purchase Agreement, dated as of May 10, 2001, between the Company and Ridgeway Investment Limited.













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